UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 14, 2013
NORDSTROM, INC.
(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 Sixth Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (206) 628-2111
Inapplicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition
On November 14, 2013, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and nine months ended November 2, 2013, its financial position as of November 2, 2013, and its cash flows for the nine months ended November 2, 2013. A copy of this earnings release is attached as Exhibit 99.1.
ITEM 7.01 Regulation FD Disclosure
On November 14, 2013, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and nine months ended November 2, 2013, its financial position as of November 2, 2013, and its cash flows for the nine months ended November 2, 2013. A copy of this earnings release is attached as Exhibit 99.1.
The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by a specific reference in such filing.
ITEM 9.01 Financial Statements and Exhibits

99.1
Nordstrom earnings release dated November 14, 2013 relating to the Company's results of operations for the quarter and nine months ended November 2, 2013, its financial position as of November 2, 2013, and its cash flows for the nine months ended November 2, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Robert B. Sari
Robert B. Sari
Executive Vice President,
General Counsel and Corporate Secretary

Date: November 14, 2013

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1
Nordstrom earnings release dated November 14, 2013 relating to the Company's results of operations for the quarter and nine months ended November 2, 2013, its financial position as of November 2, 2013, and its cash flows for the nine months ended November 2, 2013.